UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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NOVAVAX, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts! NOVAVAX, INC. 21 FIRSTFIELD ROAD GAITHERSBURG, MD 20878 NOVAVAX, INC. 2021 Annual Meeting Vote by June 16, 2021 11:59 PM ET You invested in NOVAVAX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2021. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D52183-P56450 Get informed before you vote View the Notice and Proxy Statement, Form 10-K and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 17, 2021 8:30 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/NVAX2021

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D52184-P56450 1. Election of Class II directors to serve on the Board of Directors, each for a three-year term expiring at the 2024 Annual Meeting of Stockholders. Nominees: 1c. David M. Mott 1a. Richard H. Douglas, Ph.D. 2. The approval, on an advisory basis, of the compensation paid to our Named Executive Officers. 1b. Margaret G. McGlynn, R. Ph. 3. Amendment and restatement of the Amended and Restated Novavax, Inc. 2015 Stock Plan to increase the number of shares of Common Stock available for issuance thereunder by 1,500,000 shares. 4. Ratification of certain April 2020 equity awards. 5. Ratification of certain June 2020 equity awards. 6. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For